Regulatory Matters	6 Months Ended
Jun. 30, 2019
Regulated Operations [Abstract]
Regulatory Matters	REGULATORY MATTERS

Regulation of the Corporation's utilities is generally consistent with that disclosed in its 2018 annual audited consolidated financial statements ("2018 Annual Financial Statements"). A summary of significant regulatory developments year-to-date 2019 follows.

ITC

In March 2019 the Federal Energy Regulatory Commission ("FERC") issued a notice of inquiry seeking comments on whether and how to improve its electric transmission incentives policy. The outcome may impact the existing incentive adders that are included in transmission rates charged by transmission owners, including ITC.

In March 2019 FERC issued a second notice of inquiry seeking comments on whether and how recent policies concerning the determination of the base rate of return on common equity ("ROE") for electric utilities should be modified. The outcome may impact ITC’s future base ROE.

Refer to the Corporation's 2018 Annual Financial Statements for further information on ITC’s incentive adders and ROE complaints.

UNS Energy

General Rate Application
In April 2019 TEP filed a general rate application with the Arizona Corporation Commission requesting an increase in non-fuel revenue of US$115 million effective May 1, 2020 with electricity rates based on a 2018 test year. The filing includes a request to increase TEP's allowed ROE to 10.35% from 9.75% and the equity component of its capital structure to 53% from 50% on a rate base of US$2.7 billion. A decision is expected in 2020.

Transmission Rate Application
In May 2019 TEP filed a proposal with FERC requesting that a forward-looking formula rate replace TEP's stated transmission rates which would allow for more timely recovery of transmission-related costs. On July 31, 2019, FERC issued an order accepting TEP's proposed rate revisions, effective August 1, 2019, subject to refund following hearing and settlement procedures.

FortisBC Energy and FortisBC Electric

In March 2019 FortisBC Energy and FortisBC Electric filed applications with the British Columbia Utilities Commission requesting approval of a multi-year rate plan and rate-setting methodology for 2020 through 2024. A decision is expected in 2020.

FortisAlberta

Second-Term Performance-Based Rate-Setting Proceeding
The Alberta Utilities Commission ("AUC") continues to review regulatory applications for rebasing inputs included in rates under performance-based rate setting ("PBR") for 2018 to 2022, including anomaly related adjustments and approved changes to depreciation parameters. FortisAlberta's 2018 and 2019 PBR rates remain interim pending the completion of the AUC's review.

Generic Cost of Capital Proceeding
In December 2018 the AUC initiated a generic cost of capital proceeding to consider a formula-based approach to setting the allowed ROE beginning in 2021 and whether any process changes are necessary for determining capital structure in years in which a ROE formula is in place. In April 2019 the AUC determined that a traditional non-formulaic approach for assessing ROE and deemed capital structure would be used in 2021, with consideration of a formula-based approach for determining the allowed ROE for 2022 and subsequent years.